Exhibit 99.1

Contact:	Dan Cravens
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS RECORD JUNE LOAD FACTOR
TEMPE, Ariz. July 6, 2009 — US Airways Group, Inc. (NYSE: LCC) today announced June, second quarter and year-to-date 2009 traffic results. Mainline revenue passenger miles (RPMs) for the month were 5.4 billion, down 4.1 percent versus June 2008. Capacity was 6.3 billion available seat miles (ASMs), down 6.1 percent versus June 2008. Passenger load factor for the month of June was a record 86.8 percent, up 1.8 points versus June 2008.
US Airways President Scott Kirby said, “Our June consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) was down approximately 20 percent versus the same period last year while total revenue per available seat mile only decreased approximately 18 percent on a year-over-year basis. These declines in unit revenues are driven by weaker demand for business travel and lower leisure yields as a result of the global economic recession.”
For the month of June, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation (DOT) was 78.0 percent with a completion factor of 98.9 percent.
The following summarizes US Airways Group’s traffic results for the month, quarter and year-to-date consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline
JUNE

	2009	2008	% Change

Mainline Revenue Passenger Miles (000)
Domestic	4,014,075	4,309,161	(6.8)
Atlantic	1,078,359	984,456	9.5
Latin	341,061	371,451	(8.2)

Total Mainline Revenue Passenger Miles	5,433,495	5,665,068	(4.1)

Mainline Available Seat Miles (000)
Domestic	4,556,257	5,061,527	(10.0)
Atlantic	1,301,783	1,170,478	11.2
Latin	401,324	433,275	(7.4)

Total Mainline Available Seat Miles	6,259,364	6,665,280	(6.1)

Mainline Load Factor (%)
Domestic	88.1	85.1	3.0	pts
Atlantic	82.8	84.1	(1.3)	pts
Latin	85.0	85.7	(0.7)	pts

Total Mainline Load Factor	86.8	85.0	1.8	pts

Mainline Enplanements
Domestic	3,954,499	4,299,788	(8.0)
Atlantic	271,666	252,096	7.8
Latin	282,844	314,712	(10.1)

Total Mainline Enplanements	4,509,009	4,866,596	(7.3)
QUARTER TO DATE

	2009	2008	% Change

Mainline Revenue Passenger Miles (000)
Domestic	11,769,570	12,558,984	(6.3)
Atlantic	2,615,310	2,474,106	5.7
Latin	1,140,797	1,159,541	(1.6)

Total Mainline Revenue Passenger Miles	15,525,677	16,192,631	(4.1)

Mainline Available Seat Miles (000)
Domestic	13,596,932	14,921,493	(8.9)
Atlantic	3,257,131	3,089,594	5.4
Latin	1,455,979	1,375,455	5.9

Total Mainline Available Seat Miles	18,310,042	19,386,542	(5.6)

Mainline Load Factor (%)
Domestic	86.6	84.2	2.4	pts
Atlantic	80.3	80.1	0.2	pts
Latin	78.4	84.3	(5.9)	pts

Total Mainline Load Factor	84.8	83.5	1.3	pts

Mainline Enplanements
Domestic	11,845,736	12,814,273	(7.6)
Atlantic	667,200	633,968	5.2
Latin	927,573	962,089	(3.6)

Total Mainline Enplanements	13,440,509	14,410,330	(6.7)
YEAR TO DATE

	2009	2008	% Change

Mainline Revenue Passenger Miles (000)
Domestic	22,341,499	24,357,221	(8.3)
Atlantic	3,986,328	3,913,492	1.9
Latin	2,506,468	2,411,358	3.9

Total Mainline Revenue Passenger Miles	28,834,295	30,682,071	(6.0)

Mainline Available Seat Miles (000)
Domestic	26,689,655	29,675,038	(10.1)
Atlantic	5,337,068	5,140,126	3.8
Latin	3,262,433	2,906,333	12.3

Total Mainline Available Seat Miles	35,289,156	37,721,497	(6.4)

Mainline Load Factor (%)
Domestic	83.7	82.1	1.6	pts
Atlantic	74.7	76.1	(1.4)	pts
Latin	76.8	83.0	(6.2)	pts

Total Mainline Load Factor	81.7	81.3	0.4	pts

Mainline Enplanements
Domestic	22,822,295	24,998,687	(8.7)
Atlantic	1,021,569	1,002,638	1.9
Latin	2,005,916	1,944,940	3.1

Total Mainline Enplanements	25,849,780	27,946,265	(7.5)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)
JUNE

	2009	2008	% Change

Express Revenue Passenger Miles (000)
Domestic	195,888	197,471	(0.8)

Express Available Seat Miles (000)
Domestic	268,796	282,160	(4.7)

Express Load Factor (%)
Domestic	72.9	70.0	2.9	pts

Express Enplanements
Domestic	716,551	702,775	2.0
QUARTER TO DATE

	2009	2008	% Change

Express Revenue Passenger Miles (000)
Domestic	556,890	577,251	(3.5)

Express Available Seat Miles (000)
Domestic	792,962	836,851	(5.2)

Express Load Factor (%)
Domestic	70.2	69.0	1.2	pts

Express Enplanements
Domestic	2,047,530	2,059,106	(0.6)
YEAR TO DATE

	2009	2008	% Change

Express Revenue Passenger Miles (000)
Domestic	1,027,247	1,084,591	(5.3)

Express Available Seat Miles (000)
Domestic	1,554,383	1,620,769	(4.1)

Express Load Factor (%)
Domestic	66.1	66.9	(0.8)	pts

Express Enplanements
Domestic	3,801,416	3,870,890	(1.8)
Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.
JUNE

	2009	2008	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	4,209,963	4,506,632	(6.6)
Atlantic	1,078,359	984,456	9.5
Latin	341,061	371,451	(8.2)

Total Consolidated Revenue Passenger Miles	5,629,383	5,862,539	(4.0)

Consolidated Available Seat Miles (000)
Domestic	4,825,053	5,343,687	(9.7)
Atlantic	1,301,783	1,170,478	11.2
Latin	401,324	433,275	(7.4)

Total Consolidated Available Seat Miles	6,528,160	6,947,440	(6.0)

Consolidated Load Factor (%)
Domestic	87.3	84.3	3.0	pts
Atlantic	82.8	84.1	(1.3)	pts
Latin	85.0	85.7	(0.7)	pts

Total Consolidated Load Factor	86.2	84.4	1.8	pts

Consolidated Enplanements
Domestic	4,671,050	5,002,563	(6.6)
Atlantic	271,666	252,096	7.8
Latin	282,844	314,712	(10.1)

Total Consolidated Enplanements	5,225,560	5,569,371	(6.2)
QUARTER TO DATE

	2009	2008	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	12,326,460	13,136,235	(6.2)
Atlantic	2,615,310	2,474,106	5.7
Latin	1,140,797	1,159,541	(1.6)

Total Consolidated Revenue Passenger Miles	16,082,567	16,769,882	(4.1)

Consolidated Available Seat Miles (000)
Domestic	14,389,894	15,758,344	(8.7)
Atlantic	3,257,131	3,089,594	5.4
Latin	1,455,979	1,375,455	5.9

Total Consolidated Available Seat Miles	19,103,004	20,223,393	(5.5)

Consolidated Load Factor (%)
Domestic	85.7	83.4	2.3	pts
Atlantic	80.3	80.1	0.2	pts
Latin	78.4	84.3	(5.9)	pts

Total Consolidated Load Factor	84.2	82.9	1.3	pts

Consolidated Enplanements
Domestic	13,893,266	14,873,379	(6.6)
Atlantic	667,200	633,968	5.2
Latin	927,573	962,089	(3.6)

Total Consolidated Enplanements	15,488,039	16,469,436	(6.0)
YEAR TO DATE

	2009	2008	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	23,368,746	25,441,812	(8.1)
Atlantic	3,986,328	3,913,492	1.9
Latin	2,506,468	2,411,358	3.9

Total Consolidated Revenue Passenger Miles	29,861,542	31,766,662	(6.0)

Consolidated Available Seat Miles (000)
Domestic	28,244,038	31,295,807	(9.8)
Atlantic	5,337,068	5,140,126	3.8
Latin	3,262,433	2,906,333	12.3

Total Consolidated Available Seat Miles	36,843,539	39,342,266	(6.4)

Consolidated Load Factor (%)
Domestic	82.7	81.3	1.4	pts
Atlantic	74.7	76.1	(1.4)	pts
Latin	76.8	83.0	(6.2)	pts

Total Consolidated Load Factor	81.0	80.7	0.3	pts

Consolidated Enplanements
Domestic	26,623,711	28,869,577	(7.8)
Atlantic	1,021,569	1,002,638	1.9
Latin	2,005,916	1,944,940	3.1

Total Consolidated Enplanements	29,651,196	31,817,155	(6.8)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways is also providing a brief update on notable company accomplishments during the month of June:
•	Announced nonstop service between its largest hub in Charlotte, North Carolina and Honolulu, Hawaii on the island of Oahu. Daily, year-round service is set to begin Thursday, December 17, 2009. The new flight will complement US Airways’ daily nonstop service to Oahu, Maui, Kauai and the Big Island from its Phoenix hub.
US Airways was America’s number one on-time airline in 2008 among the “Big Six” hub-and-spoke airlines according to the U.S. Department of Transportation’s (DOT) monthly Air Travel Consumer Report. US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,200 flights per day and serves more than 200 communities in the U.S., Canada, Europe, the Caribbean and Latin America. The airline employs more than 33,000 aviation professionals worldwide and is a member of the Star Alliance network, which offers our customers more than 16,500 daily flights to 912 destinations in 159 countries worldwide. And for the eleventh consecutive year, the airline received a Diamond Award for maintenance training excellence from the Federal Aviation Administration (FAA) for its Charlotte, North Carolina hub line maintenance facility. For more company information, visit usairways.com (LCCT)
Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance of US Airways Group (the “Company”). Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of future significant operating losses; the impact of economic conditions; changes in prevailing interest rates, a reduction in the availability of financing and increased costs of financing; the Company’s high level of fixed obligations and the ability of the Company to obtain and maintain any necessary financing for operations and other purposes and operate pursuant to the terms of our financing facilities (particularly the financial covenants); the ability of the Company to maintain adequate liquidity; labor costs, relations with unionized employees generally and the impact and outcome of the labor negotiations, including the ability of the Company to complete the integration of the labor groups of the Company and America West Holdings; reliance on vendors and service providers and the ability of the Company to obtain and maintain commercially reasonable terms with those vendors and service providers; the impact of fuel price volatility, significant disruptions in fuel supply and further significant increases to fuel prices; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of the integration of the Company’s business units; the impact of changes in the Company’s business model; competitive practices in the industry, including significant fare restructuring activities, capacity reductions or other restructuring or consolidation activities by major airlines; the impact of industry consolidation; the ability to attract and retain qualified personnel; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; government legislation and regulation, including environmental regulation; the Company’s ability to obtain and maintain adequate facilities and infrastructure to operate and grow the Company’s route network; costs of ongoing data security compliance requirements and the impact of any data security breach; interruptions or disruptions in service at one or more of the Company’s hub airports; the impact of any accident involving the Company’s aircraft; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; security-related and insurance costs; weather conditions; the cyclical nature of the airline industry; the impact of foreign currency exchange rate fluctuations; the ability to use pre-merger NOLs and certain other tax attributes; the ability to maintain contracts critical to the Company’s operations; the ability of the Company to attract and retain customers; and other risks and uncertainties listed from time to time in the Company’s reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-Q for the quarter ended March 31, 2009 and in the Company’s filings with the SEC, which are available at www.usairways.com
-LCC-